                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         James S. Tisch hereby designates and appoints William C. Long and Gary
T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                                   TITLE                                       DATE
---------                                   -----                                       ----
/s/ JAMES S. TISCH                  Chief Executive Officer                      February 14, 2002
-------------------                 & Chairman of the Board
  James S. Tisch

                                POWER OF ATTORNEY

         Herbert C. Hofmann hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                                 TITLE                      DATE
---------                                 -----                      ----
/s/ HERBERT C. HOFMANN                    Director                   February 14, 2002
----------------------
 Herbert C. Hofmann

                                POWER OF ATTORNEY

         Michael H. Steinhardt hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                                          TITLE                      DATE
---------                                          -----                      ----
/s/ MICHAEL H. STEINHARDT                          Director                   February 14, 2002
-------------------------
  Michael H. Steinhardt

                                POWER OF ATTORNEY

         Arthur L. Rebell hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                                            TITLE                      DATE
---------                                            -----                      ----
/s/ ARTHUR L. REBELL                                 Director                   February 14, 2002
--------------------
  Arthur L. Rebell

                                POWER OF ATTORNEY

         Raymond S. Troubh hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                          TITLE                  DATE
---------                          -----                  ----
/s/ RAYMOND S. TROUBH              Director               February 14, 2002
---------------------
  Raymond S. Troubh

                                POWER OF ATTORNEY

         Lawrence R. Dickerson hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                                 TITLE                               DATE
---------                                 -----                               ----
/s/ LAWRENCE R. DICKERSON                 President and                       February 14, 2002
-------------------------                 Chief Operating Officer
  Lawrence R. Dickerson

                                POWER OF ATTORNEY

         Gary T. Krenek hereby designates and appoints William C. Long as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorney-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as the Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                                   TITLE                              DATE
---------                                   -----                              ----
/s/ GARY T. KRENEK                 Vice President and                          February 14, 2002
------------------                 Chief Financial Officer
  Gary T. Krenek

                                POWER OF ATTORNEY

         Alan R. Batkin hereby designates and appoints William C. Long and Gary
T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                                   TITLE                               DATE
---------                                   -----                               ----
/s/ ALAN R. BATKIN                          Director                            February 14, 2002
------------------
  Alan R. Batkin

                                POWER OF ATTORNEY

         Beth G. Gordon hereby designates and appoints William C. Long and Gary
T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                                   TITLE                              DATE
---------                                   -----                              ----
/s/ BETH G. GORDON                          Controller                         February 14, 2002
------------------
  Beth G. Gordon

                                POWER OF ATTORNEY

         William B. Richardson hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                                 TITLE                               DATE
---------                                 -----                               ----
/s/ WILLIAM B. RICHARDSON                 Director                            February 14, 2002
-------------------------
  William B. Richardson